    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 13, 2000.



                                                      REGISTRATION NO. 333-32990

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 1
                                       TO
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                            ADVANCED MEDICINE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                         ------------------------------

           Delaware                           2834                          94-3265960
(STATE OR OTHER JURISDICTION OF   (PRIMARY STANDARD INDUSTRIAL           (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)     CLASSIFICATION CODE NUMBER)        IDENTIFICATION NUMBER)

                             901 Gateway Boulevard
                     South San Francisco, California 94080
                                 (650) 808-6000
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                           --------------------------

                            James B. Tananbaum, M.D.
                     President and Chief Executive Officer
                             901 Gateway Boulevard
                     South San Francisco, California 94080
                                 (650) 808-6000
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                           --------------------------

                                   COPIES TO:


        Jay K. Hachigian, Esq.                          Alan F. Denenberg, Esq.
         Eric S. Palace, Esq.                             Shearman & Sterling
        Kevin J. Sullivan, Esq.                           1550 El Camino Real
        Gunderson Dettmer Stough                       Menlo Park, CA 94025-4100
 Villeneuve Franklin & Hachigian, LLP                       (650) 330-2200
            225 Wyman Street
           Waltham, MA 02451
            (781) 890-8800


                           --------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, check the following box. / /

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / _________

    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / _________

    If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / _________


    If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. / /

                           --------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE



    This Amendment No. 1 to Advanced Medicine's Registration Statement on
Form S-1 (File No. 333-32990), is being filed solely for the purpose of filing additional exhibits listed in Item 16 to the Registration Statement.


ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

(A) EXHIBITS:


             EXHIBIT
               NO.                                             EXHIBIT INDEX
---------------------------------       ------------------------------------------------------------
                              1.1+++    Form of Underwriting Agreement
                              3.1+      Restated Certificate of Incorporation of the registrant
                                        (currently in effect)
                              3.2++     Form of Amended and Restated Certificate of Incorporation of
                                        the registrant to take effect upon the closing of the
                                        offering
                              3.3++     By-laws of the registrant (currently in effect)
                              3.4++     Form of Amended and Restated By-laws to take effect as of
                                        the closing of the offering
                              4.1+++    Specimen certificate representing the common stock of the
                                        registrant
                              5.1+++    Opinion of Gunderson Dettmer Stough Villeneuve Franklin &
                                        Hachigian, LLP
                             10.1++     1997 Stock Plan
                             10.2++     Long-Term Stock Option Plan
                             10.3++     2000 Equity Incentive Plan
                             10.4++     2000 Director Option Plan
                             10.5++     Employee Stock Purchase Plan
                             10.6++     Change in Control Severance Plan
                             10.7+      Warrant Agreement issued to Comdisco, dated as of May 7,
                                        1997
                             10.8+      Warrant Agreement issued to Comdisco, dated as of April 27,
                                        1998
                             10.9+      Amended and Restated Investor Rights Agreement by and among the registrant and the parties listed therein, dated as of
                                        March 21, 2000
                            10.10++     Form of Indemnification Agreement for directors and officers of the registrant
                            10.11++     Lease between the registrant and HMS Gateway Office, L.P.
                                        dated February 17, 1999
                            10.12*+     Asset Purchase Agreement between the registrant and Incara
                                        Pharmaceuticals, Inc., dated December 17, 1999
                             21.1+      List of Subsidiaries
                             23.1+++    Consent of Gunderson Dettmer Stough Villeneuve Franklin &
                                        Hachigian, LLP (included in Exhibit 5.1)
                             23.2++     Consent of Ernst & Young LLP, Independent Auditors
                             23.3++     Consent of Ernst & Young LLP, Independent Auditors
                             24.1++     Power of Attorney
                             27.1++     Financial Data Schedule


------------------------


* Confidential sections omitted and filed separately with the Securities and Exchange Commission.



+   Filed herewith.



++  Previously filed.



+++ To be filed by amendment.

(B) FINANCIAL STATEMENTS SCHEDULES:


    All schedules for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission are not required under the related instructions, the required information is disclosed in the notes to the financial statements or the schedules are inapplicable, and therefore have been omitted.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to its Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in South San Francisco, California on April 13, 2000.



                                                       Advanced Medicine, Inc.

                                                       By:            /s/ JAMES B. TANANBAUM
                                                            -----------------------------------------
                                                                        James B. Tananbaum
                                                              PRESIDENT AND CHIEF EXECUTIVE OFFICER



    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                     TITLE                    DATE
                      ---------                                     -----                    ----
               /s/ JAMES B. TANANBAUM                  President and Chief Executive
     -------------------------------------------         Officer (principal executive   April 13, 2000
                 James B. Tananbaum                      officer)

                          *                            Chief Financial Officer
     -------------------------------------------         (principal financial and       April 13, 2000
                     Marty Glick                         accounting officer)

                          *
     -------------------------------------------       Director                         April 13, 2000
                   Julien C. Baker

                          *
     -------------------------------------------       Director                         April 13, 2000
                  Jeffrey M. Drazan

                          *
     -------------------------------------------       Director                         April 13, 2000
              Robert V. Gunderson, Jr.

                          *
     -------------------------------------------       Director                         April 13, 2000
                  Arnold J. Levine

                          *
     -------------------------------------------       Director                         April 13, 2000
                  Wesley D. Sterman

                          *
     -------------------------------------------       Director                         April 13, 2000
                George M. Whitesides

                          *
     -------------------------------------------       Director                         April 13, 2000
                   P. Roy Vagelos



*By:                 /s/ JAMES B. TANANBAUM
             --------------------------------------
                       James B. Tananbaum
                        ATTORNEY-IN-FACT